Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the year ended April 30, 2019 of Mirae Asset Discovery Funds (the “Registrant”).

I, Peter T.C. Lee, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

____June 26, 2019________________________________________

Date

____/s/ Peter T.C. Lee_____________________________________

Peter T.C. Lee

President and Principal Executive Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the year ended April 30, 2019 of Mirae Asset Discovery Funds (the “Registrant”).

I, Joel Engle, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         June 26, 2019___________________________________________

Date

____/s/ Joel B. Engle________________________________________

Joel B. Engle

Treasurer and Principal Financial and Accounting Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.